UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 25, 2023, Churchill Downs Incorporated (the “Company”) filed an amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the Commonwealth of Kentucky to effect a two-for-one split (the “Stock Split”) of the shares of the Company’s common stock, no par value (“Common Stock”), which was approved at the Company's regularly scheduled Board of Directors meeting on April 25, 2023. Pursuant to the Amendment, which becomes effective at the close of business on May 19, 2023 (the “Effective Date”), the Company’s authorized shares of common stock increase from 150,000,000 to 300,000,000 shares. Shareholder action was not required under the Kentucky Business Corporation Act for the Amendment.
In connection with the Stock Split, at the Effective Date, each issued and unissued share of Common Stock will be changed into two shares of Common Stock. Stock certificates evidencing issued or unissued shares of Common Stock will continue to evidence the same number of shares that such certificates evidenced prior to the Effective Date, and the additional shares will be evidenced in book-entry form, on May 19, 2023, to persons who were, as of May 5, 2023, the holders of Common Stock. The Common Stock will begin trading at the split-adjusted price on May 22, 2023.
A copy of the Amendment and the Amended and Restated Articles of Incorporation, reflecting the Amendment, are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
A copy of the press release announcing the board actions is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Churchill Downs Incorporated effective as of the close of business on May 19, 2023
3.2	Amended and Restated Articles of Incorporation of Churchill Downs Incorporated effective as of the close of business on May 19, 2023
99.1	Press Release dated April 25, 2023 issued by Churchill Downs Incorporated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 25, 2023	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Executive Vice President, General Counsel and Secretary